NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager Small Cap Growth Fund

Supplement dated December 7, 2023

to the Summary Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 6, 2023, the Board approved the termination of Wellington Management Company LLP (“Wellington Management”) as subadviser to the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), effective on or about March 11, 2024 (the “Effective Date”). Accordingly, all references to, and information regarding, Wellington Management are deleted in their entirety. Invesco Advisers, Inc. (“Invesco”) will continue to serve as the Fund’s sole subadviser.

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The Fund is renamed the “NVIT Invesco Small Cap Growth Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

b.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by small-cap companies. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund may enter into repurchase agreements to generate additional income.

The Fund invests primarily in securities that are considered by the Fund’s subadviser to have high growth potential based on fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. The subadviser also evaluates research on particular industries, market trends and general economic conditions. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

c.	The information under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus is modified as follows:

i.	“Foreign securities risk” is deleted in its entirety.

ii.	“Initial public offering risk” is deleted in its entirety.

iii.	“Multi-manager risk” is deleted in its entirety.

iv.

“Selection risk” is deleted in its entirety and replaced with the following: “Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

d.	The information under the heading “Portfolio Management – Subadvisers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Invesco Advisers, Inc. (“Invesco”)

e.	The table under the heading “Portfolio Management – Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Ronald J. Zibelli, Jr., CFA	Senior Portfolio Manager (lead)	Since 2008
Ash Shah, CFA, CPA	Senior Portfolio Manager	Since 2014

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